Supplement to Institutional Prospectus
HC Strategic Shares
Dated November 2, 2009 for
HC Capital Trust
The date of this Supplement is April 7, 2010
THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON MARCH 31, 2010
The Fixed Income Opportunity Portfolio: Effective March 9, 2010, the advisory fee payable to Pacific Investment Management Company LLC (“PIMCO”) was revised.
1.	The following replaces the third paragraph under Pacific Investment Management Company LLC in the section entitled “Specialist Manager Guide” on page 61 of the Prospectus:
For its services to the The Fixed Income Opportunity Portfolio, PIMCO will receive an annual fee of 0.45% of the average daily net assets of the Portfolio allocated to PIMCO from time to time. Mr. Curtis Mewbourne, will be primarily responsible for the day-to-day management of that portion of the Portfolio’s assets allocated to PIMCO from time to time. Mr. Mewbourne joined PIMCO in 1999 and is a Managing Director and generalist portfolio manager in the Newport Beach, CA office. He is co-head of the Emerging Markets Portfolio Management Team and head of the Diversified Income and Insurance Portfolio Management Teams. He also serves as a member of the Executive Committee and the PIMCO Foundations Investment Committee. He received a BS from the University of Pennsylvania.
The Institutional Small Capitalization Equity Portfolio: (From the Supplement dated March 31, 2010) Effective March 26, 2010, the investment advisory relationship between the Trust and Mellon Capital Management Corporation with respect to The Institutional Small Capitalization Equity Portfolio has been terminated. Each of Frontier Capital Management Company LLC, IronBridge Capital Management LP, Pzena Investment Management, LLC, Sterling Johnston Capital Management, L.P. and SSgA Funds Management, Inc. continues to provide investment advisory services to the Portfolio.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Institutional Prospectus for HC Capital Trust